SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of

                     The Securities Exchange Act of 1934

              Date of Report.............................May 6, 1996


                         TEXAS VANGUARD OIL COMPANY
             (exact name of registrant as specified in charter)

                                   TEXAS
               (State or other jurisdiction of incorporation)

        #1-10437                                     #74-2075344
  (Commission File Number)                (IRS Employer Identification No.)

                    9811 Anderson Mill Rd., Suite 202
                                Austin, Texas
                   (Address of principal executive offices)

                                  78750
                                (Zip Code)

                             (512) 331-6781
            (Registrant's telephone number, including area code)

                              Not applicable
        (Former name or former address, if changed since last report)

ITEM 5.    OTHER MATERIALLY IMPORTANT EVENTS

The Company was notified by the Boston Stock Exchange that as of May 3, 1996, they would suspend trading of the Company's stock due to a market value float deficiency which was not in line with the Exchange's requirements regarding continued listing. The Exchange gave notice to the Company of their intention to initiate delisting procedures effective May 3, 1996.

                          Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under signed hereunto duly authorized.

                                        Texas Vanguard Oil Company



May 6, 1996                                 By: Robert N. Watson, Jr.
                                            President, Chairman of the Board
                                            and Principal Financial and
                                            Accounting Officer
                                            Texas Vanguard Oil Company